Exhibit 99.1

RDE, Inc. Announces NASDAQ Ticker Symbol Change to GIFT

SCHAUMBURG, IL (Globe Newswire) – September 3, 2024: RDE, Inc. (NASDAQ: RSTN, GIFT) (the “Company”), the owner and operator of leading digital platforms, Restaurant.com and CardCash.com, with a focus on incentives and rewards in retail, dining, and entertainment experiences, today announced that it will be changing its ticker symbol from “RSTN” to “GIFT”. Effective on Wednesday, September 4, 2024, the Company’s common shares will trade on the NASDAQ under the new symbol “GIFT”.

“We are excited to announce our new ticker symbol, ‘GIFT,’ which more accurately reflects RDE’s core mission and leadership in the online gift card, incentives, and rewards space,” said Ketan Thakker, CEO of RDE, Inc. “As we continue to expand our platforms, Restaurant.com and CardCash.com, this new symbol underscores our commitment to delivering unparalleled value in retail, dining, and entertainment experiences. ‘GIFT’ represents not just our offerings, but our dedication to enriching the lives of our customers through innovative solutions.”

No action is required by existing shareholders with respect to the ticker symbol change. The Company’s common stock will continue to be listed on the NASDAQ and the CUSIP will remain unchanged.

About RDE, Inc.

RDE, Inc. (Restaurant, Dining and Entertainment) is a pioneer in the incentive and rewards industry with a focus on retail, dining & entertainment experiences. Its Restaurant.com is the nation’s largest restaurant-focused digital deals brand and CardCash.com is a leading secondary gift card exchange platform. Restaurant.com and our Corporate Incentives division connect digital consumers, businesses and communities offering thousands of dining, retail and entertainment deal options nationwide at over 184,000 restaurants and retailers. Restaurant.com prides itself on offering the best deal, every meal. Our restaurant certificates and gift cards allow customers to save at thousands of restaurants across the country with just a few clicks. CardCash.com is renowned for its leading secondary gift card exchange platform, allowing consumers and retailers to realize value by buying and selling gift cards at various scales.

For more information, visit: www.rdeholdings.com and https://www.restaurant.com and www.cardcash.com.

Forward-Looking Statements

Press Releases may include forward-looking statements. In particular, the words “believe,” “may,” “could,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend,” and similar conditional words and expressions are intended to identify forward-looking statements. Any statements made in this news release about an action, event or development, are forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company. Accordingly, you should not place undue reliance on these forward-looking statements. Although the company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law or those prepared by third parties that are not paid by the company. Statements in this press release that are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although RDE, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, RDE, Inc. is unable to give any assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include the company’s ability identify a suitable business model for the corporation.

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